UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 15, 2015

RICH PHARMACEUTICALS, INC.

(Exact name of registrant as specified in its charter)

NEVADA	000-54767	46-3259117
(State or other jurisdiction of incorporation or organization)	Commission file number	(IRS Employer Identification No.)

9595 Wilshire Blvd, Suite 900

Beverly Hills, CA 90212

(Address of principal executive offices)

(323) 424-3169

(Registrant’s telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 3.01 Unregistered Sales of Equity Securities

On December 15, 2015, Rich Pharmaceuticals, Inc. (the “Company”) issued its litigation counsel, Computerlaw Group LLP, a warrant to purchase up to 200,000,000 shares of common stock at an exercise price of $0.0001 per share which was the closing price of the Company’s common stock on December 14, 2015. The warrants have a term of 5 years and provide for cashless exercise. The issuance of the warrants was made in reliance on the exemption provided by Section 4(2) of the Securities Act for the offer and sale of securities not involving a public offering, and Regulation D promulgated under the Securities Act of 1933, as amended (the “Securities Act”). The Company’s reliance upon Section 4(2) of the Securities Act in issuing the securities was based upon the following factors: (a) the issuance of the securities was an isolated private transaction by us which did not involve a public offering; (b) there was only one recipient; (c) there were no subsequent or contemporaneous public offerings of the securities by the Company; (d) the securities were not broken down into smaller denominations; (e) the negotiations for the issuance of the securities took place directly between the individual and the Company; and (f) the recipient of the warrants was an accredited investor.

On December 15, 2015, the Company issued its corporate legal counsel, Steven James Davis, A Professional Corporation, a warrant to purchase up to 200,000,000 shares of common stock at an exercise price of $0.0001 per share which was the closing price of the Company’s common stock on December 14, 2015. The warrants have a term of 5 years; provide for cashless exercise; and have a limitation on any exercise that would result in the beneficial ownership of more than 4.99% of the Company’s shares. The issuance of the warrants was made in reliance on the exemption provided by Section 4(2) of the Securities Act for the offer and sale of securities not involving a public offering, and Regulation D promulgated under the Securities Act of 1933. The Company’s reliance upon Section 4(2) of the Securities Act in issuing the securities was based upon the following factors: (a) the issuance of the securities was an isolated private transaction by us which did not involve a public offering; (b) there was only one recipient; (c) there were no subsequent or contemporaneous public offerings of the securities by the Company; (d) the securities were not broken down into smaller denominations; (e) the negotiations for the issuance of the securities took place directly between the individual and the Company; and (f) the recipient of the warrants was an accredited investor.

On December 17, 2015, the Company issued 91,931,896 shares of Company common stock to satisfy the conversion of $5,332 of a convertible note payable with LG Capital Funding LLC. The issuance of shares was made in reliance on the exemption provided by Section 4(2) of the Securities Act for the offer and sale of securities not involving a public offering. The Company's reliance upon Section 4(2) of the Securities Act in issuing the securities was based upon the following factors: (a) the issuance of the securities was an isolated private transaction by us which did not involve a public offering; (b) there was only a one investor who was an accredited investor; (c) there were no subsequent or contemporaneous public offerings of the securities by us; (d) the securities were not broken down into smaller denominations; and (e) the issuance of shares was pursuant to a convertible note payable which was negotiated directly between the investor and the Company.

The total number of outstanding shares of common stock of the Company as of December 17, 2015 after the above described issuance is 5,368,404,162.

ITEM 8.01 Other Events

On December 15, 2015, the Company’s Board of Directors approved an amendment to the Company’s 2013 Equity Incentive Plan (the “2013 Plan”) to increase the number of shares reserved for awards under the 2013 Plan from 390,004,800 shares to 1,200,000,000. The foregoing is only a brief description of the material terms of the 2013 Plan Amendment No. 3, and does not purport to be a complete description of the 2013 Plan Amendment No. 3, and such description is qualified in its entirety by reference to the 2013 Plan Amendment No. 3 which is filed as an exhibit to this Current Report.

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ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits

No.	Description

10.33	2013 Plan Amendment No. 3

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

RICH PHARMACEUTICALS, INC.

Dated: December 21, 2015	By:	/s/ Ben Chang
Ben Chang Chief Executive Officer

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